                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

SUBSIDIARY                                                    JURISDICTION OF INCORPORATION
----------                                                    ------------------------------
Hadco Corporation...........................................  Massachusetts
Hadco Santa Clara, Inc.(1)..................................  Delaware
Sanmina Corporation (Malaysia) SND BHD(2)...................  Malaysia
CCIR International, Inc.(1).................................  Barbados
Hadco Foreign Sales Corporation(1)..........................  US Virgin Island
Hadco Scotland Limited(1)...................................  Scotland
Hadco Ireland Limited(1)....................................  Ireland
Interworks Computer Products................................  California
Viking Components Incorporated..............................  California
Compatible Memory, Inc.(3)..................................  California
Sanmina General LLC.........................................  Delaware
Sanmina Limited LLC.........................................  Delaware
Sanmina Texas LP(4).........................................  Texas
Manu-Tronics, Inc...........................................  Wisconsin
Sanmina Foreign Sales Corporation...........................  Barbados
Sanmina de Mexico S.A. de C.V...............................  Mexico
Sanmina SAS.................................................  France
Sanmina France SAS(5).......................................  France
Sanmina-SCI France Real Estate(5)...........................  France
Sanmina-SCI France EMS (5)..................................  France
Sanmina B.V. ...............................................  Netherlands
Sanmina-SCI Ireland Ltd.(6).................................  Ireland
Sanmina-SCI Enclosure Systems Lisburn Ltd.(6)...............  Northern Ireland
Sanmina Canada Holdings, Inc. ..............................  Delaware
Sanmina Canada ULC (7)......................................  Canada
Sanmina Enclosure Systems Inc.(8)...........................  Canada
Sanmina International (UK) Ltd. ............................  United Kingdom
Moose Acquisition Subsidiary, Inc...........................  Delaware
Essex Acquisition Subsidiary, Inc.(9).......................  Delaware
Sanmina International AG(10)................................  Switzerland
Sanmina Cayman Ltd.(11).....................................  Cayman Island
Sanmina Holding, AB(11).....................................  Sweden
Sanmina AB(12)..............................................  Sweden
Sanmina Europe AB(12).......................................  Sweden
Sanmina OY(13)..............................................  Finland
Sanmina Kista AB(12)........................................  Sweden
Sanmina Enclosure Systems OY(14)............................  Finland
Sanmina Enclosure Systems Salo OY(15).......................  Finland
Jordbro Forvaltnings AB(14).................................  Sweden
Sanmina Development AB(16)..................................  Sweden

SUBSIDIARY                                                    JURISDICTION OF INCORPORATION
----------                                                    ------------------------------
Segerstrom UK Ltd(14).......................................  United Kingdom
Sanmina Enclosure Systems Kft(14)...........................  Hungary
Sanmina do Brazil Ltda.(14).................................  Brazil
SST -- Lease Kft(14)........................................  Hungary
Sanmina Enclosure Systems Ltd.(14)..........................  United Kingdom
Segerstrom & Svensson McAllen Inc.(14)......................  Delaware
Segerstrom & Svensson Bengtsfors AB(14).....................  Sweden
Segerstrom & Svensson Eskilstuna AB(14).....................  Sweden
UWC Simrishamn(14)..........................................  Sweden
Tryggarps Forvaltnings AB(14)...............................  Sweden
Sanmina Enclosure Systems AB(17)............................  Sweden
Sanmina (B.V.I.) Limited....................................  British Virgin Island
Sanmina (China) Limited(18).................................  Hong Kong
Sanmina (Shenzen) Limited(19)...............................  China
Davos Group Limited(18).....................................  British Virgin Island
Denco International, Limited(20)............................  Hong Kong
Sanmina Asia Limited(18)....................................  Hong Kong
Sanmina (Taiwan) Ltd.(21)...................................  Hong Kong
Sanmina (H.K.) Limited(18)..................................  Hong Kong
Sanmina-SCI Cable Systems de S.A. de Monterey C.V. .........  Mexico
Sanmina-SCI LLC.............................................  Delaware
RSP de Mexico S.A. de C.V. .................................  Mexico
Sanmina Enclosure Systems USA Inc. .........................  North Carolina
Sanmina GmbH................................................  Germany
Sanmina-SCI Holding GmbH & Co. KG...........................  Germany
JPM Deutschland, GmbH(22)...................................  Germany
Sanmina-SCI Germany GmbH(22)................................  Germany
Sanmina-SCI Verwalitungs GmbH...............................  Germany
Sanmina-SCI Czech Republic..................................  Czech Republic
SCI Systems, Inc. ..........................................
AET Holland CV(23)..........................................
SCI Netherlands Holding, BV(24).............................  Netherlands
Sanmina-SCI BV(28)..........................................  Netherlands
Sanmina-SCI Mideast Holdings BV(28).........................  Netherlands
Sanmina-SCI Systems (Israel) EMS Ltd(39)....................
SCIMEX, Inc.(23)............................................  Alabama
SCI/TAG de Mexico S.A. de C.V.(25)..........................  Mexico
SCI Sys. de Mexico, S.A. de C.V.(25)........................  Mexico
SCI Svc de Mexico, S.A. An Employee Services Company(29)....  Mexico
SCI Systems Alabama, Inc.(23)...............................  Alabama
U.K. LP(26).................................................  United Kingdom
Mediva Luxembourg International S.A.N.(30)..................  Luxembourg
Interagency, Inc.(26).......................................  Delaware
SCI Technology, Inc.(26)....................................  Alabama

SUBSIDIARY                                                    JURISDICTION OF INCORPORATION
----------                                                    ------------------------------
SCI Manufacturing (Singapore) Pte Ltd(33)...................  Singapore
Viking Components Singapore Pte Ltd(40).....................  Singapore
AET Holdings (Maruritis) Ltd(40)............................  Maruritis
Sanmina-SCI India Private Limited(41).......................  India
SCI Electronics (Kunshan) Co. Limited(41)...................  China
SCI Funding Inc.(33)........................................  Delaware
SCI Enclosures LLC(33)......................................  Delaware
SCI Enclosures (Denton) Inc.(42)............................  Texas
CMS Mexicana S.A. de C.V.(42)...............................  Mexico
SCI Plant No. 4, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Plant No. 27, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Plant No. 12, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Plant No. 5, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner (26).......................  Alabama
SCI Plant No. 3, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Plant No. 30, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Plant No. 22, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Plant No. 2, LLC, SCI Systems (Alabama), Inc., General
  Partner & MMS, Limited Partner(26)........................  Alabama
SCI Ireland Limited(23).....................................  Ireland
Viking Components Ireland PTE(31)...........................  Ireland
Sanmina-SCI Ireland Ltd.(32)................................  Ireland
Compatible Memory International(32).........................  Ireland
SCI Irish Holdings(23)......................................  Ireland
SCI Alpha Ltd.(23)..........................................  Ireland
SCI Foreign Sales, Inc.(23).................................  Barbados
SCI Systems (Thailand) Limited(23)..........................  Thailand
SCI Systems Canada, Inc.(23)................................  Canada
SCI Holdings, Inc.(23)......................................  Delaware
SCI Development Ltd.(27)....................................  United Kingdom
Sanmina-SCI Israel Ltd(27)..................................  Israel
Sanmina-SCI Tel Aviv Ltd(34)................................  Israel
SCI Technologies Japan Ltd (KK)(27).........................  Japan
SCI Systems Japan YK(27)....................................  Japan
SCI Brockville Corp.(27)....................................  Canada
SCI Systems Spain S.L.(27)..................................  Spain
Sanmina-SCI EMS Haukipudsoy(27).............................  Finland
SCI Systems Sweden AB(27)...................................  Sweden
Sanmina-SCI Hungary Electronics Manufacturing Limited
  Liability Company(27).....................................  Hungary

SUBSIDIARY                                                    JURISDICTION OF INCORPORATION
----------                                                    ------------------------------
SCI Manufacturing Malaysia SND BHD(27)......................  Malaysia
Sanmina-SCI do Brasil Technology Ltda.(27)..................  Brazil
Sanmina-SCI do Brasil Integration Ltd. Employee Services
  Company(35)...............................................  Brazil
SCI Holding France S.A.S.(27)...............................  France
SCI France, S.A.S.(36)......................................  France
Sanmina-SCI U.K. Limited(27)................................  United Kingdom
Sanmina-SCI PC Operations Limited(37).......................  United Kingdom
Sanmina-SCI Australia Holdings Pty. Ltd.(27)................  Australia
SCI Systems (WA) Pty. Ltd.(38)..............................  Australia
Sanmina-SCI Australia Pty. Ltd.(38).........................  Australia

---------------

 (1) A subsidiary of Hadco Corporation

 (2) A subsidiary of Hadco Santa Clara, Inc.

 (3) A subsidiary of Viking Components, Inc.

 (4) A subsidiary of Sanmina General LLC and Sanmina Limited LLC

 (5) A subsidiary of Sanmina SAS

 (6) A subsidiary of Sanmina B.V.

 (7) A subsidiary of Sanmina Canada Holdings, Inc.

 (8) A subsidiary of Sanmina Canada ULC

 (9) A subsidiary of Moose Acquisition Subsidiary, Inc.

(10) A subsidiary of Essex Acquisition Subsidiary, Inc.

(11) A subsidiary of Sanmina International AG

(12) A subsidiary of Sanmina Holding, AB

(13) A subsidiary of Sanmina Europe AB

(14) A subsidiary of Sanmina Kista AB

(15) A subsidiary of Sanmina Enclosure Systems OY

(16) A subsidiary of Jordbro Forvaltnings AB

(17) A subsidiary of Tryggarps Forvaltnings AB

(18) A subsidiary of Sanmina (B.V.I.) Limited

(19) A subsidiary of Sanmina (China) Limited

(20) A subsidiary of Davos Group Limited

(21) A subsidiary of Sanmina Asia Limited

(22) A subsidiary of Sanmina-SCI Holding GmbH & Co. KG

(23) A subsidiary of SCI Systems, Inc.

(24) A subsidiary of AET Holland CV SCI

(25) A subsidiary of SCIMEX, Inc

(26) A subsidiary of SCI Systems Alabama, Inc.

(27) A subsidiary of SCI Holdings, Inc.

(28) A subsidiary of SCI Netherlands Holding, BV

(29) A subsidiary of SCI Sys. de Mexico, S.A. de C.V.

(30) A subsidiary of U.K. LP

(31) A subsidiary of Sanmina-SCI Ireland Limited

(32) A subsidiary of Viking Components Ireland PTE

(33) A subsidiary of SCI Technology, Inc.

(34) A subsidiary of Sanmina-SCI Israel Ltd

(35) A subsidiary of Sanmina-SCI do Brasil Technology Ltda.

(36) A subsidiary of SCI Holding France S.A.S.

(37) A subsidiary of Sanmina-SCI U.K. Limited

(38) A subsidiary of SCI Australia Holdings Pty. Ltd.

(39) A subsidiary of Sanmina-SCI Mideast Holdings BV

(40) A subsidiary of SCI Manufacturing (Singapore) Pte Ltd

(41) A subsidiary of AET Holdings (Maruritis) Ltd

(42) A subsidiary of SCI Enclosures LLC